UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 17, 2018 (December 12, 2018)

LAREDO PETROLEUM, INC.
(Exact name of registrant as specified in charter)

Delaware	001-35380	45-3007926
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

15 W. Sixth Street, Suite 900, Tulsa, Oklahoma	74119
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (918) 513-4570

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Effective December 12, 2018, the Board of Directors (the "Board") of Laredo Petroleum, Inc. (the "Company" or "Laredo") appointed Frances Powell Hawes as a member of the Board. Ms. Hawes will serve as a Class III director with a term expiring in May 2019. Ms. Hawes has been appointed as a member of the Board’s Audit Committee and Nominating and Corporate Governance Committee. The Board determined that Ms. Hawes is an independent director within the meaning of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the rules and regulations promulgated by the Securities and Exchange Commission thereunder, and the listing standards of the New York Stock Exchange. For her work as a member of the Board, Ms. Hawes, like all other members of the Board, will be paid an annual retainer of $90,000, payable quarterly in arrears, and an annual director fee of $160,000, payable annually in arrears (together, the "Compensation"). The Compensation shall be paid in vested stock; provided, however, upon Ms. Hawes meeting Laredo’s required stock ownership guidelines, up to 50% of the Compensation may be paid, at the election of Ms. Hawes, in cash.
There are no arrangements or understandings between Ms. Hawes and any other person pursuant to which she was selected as a director. Ms. Hawes does not have any family relationship with any director or executive officer of the Company or any person nominated or chosen by the Company to become a director or executive officer. There are no transactions in which Ms. Hawes has an interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.
On December 17, 2018, the Company issued a press release announcing the appointment of Ms. Hawes as a member of the Board. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
In accordance with General Instruction B.2 of Form 8-K, the press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01.	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press release dated December 17, 2018 announcing the appointment of Frances Powell Hawes as a member of the Laredo Petroleum, Inc. Board of Directors.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LAREDO PETROLEUM, INC.

Dated: December 17, 2018	By:	/s/ Mark D. Denny
Mark D. Denny
	S	Vice President and General Counsel